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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the prospectus constituting part of the registration statement on Form S-3 (Nos. 333-36007 and 333-11201) and in the registration statement on Form S-8 (Nos. 333-56685, 333-36009, 333-11199, 33-95616, 33-64202, 33-61594, 33-48404, 33-42846, 33-42845
and 33-41806) of IDEXX Laboratories, Inc. of our report dated May 11, 1998 relating to the financial statements of Blue Ridge Pharmaceuticals, Inc., which appears in the current report on Form 8-K of IDEXX Laboratories, Inc. dated November 12, 1998.

PricewaterhouseCoopers LLP